UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2018

ANGI Homeservices Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14023 Denver West Parkway, Building 64 Golden, CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 27, 2018, the ANGI Homeservices Inc. (“ANGI” or the “Company”) annual meeting of stockholders was held. Stockholders present in person or by proxy, representing 60,069,064 shares of ANGI Class A common stock (entitled to one vote per share) and 415,884,757 shares of ANGI Class B common stock (entitled to ten votes per share), voted on the following matters:

1.             Election of Directors — stockholders elected the following ten (10) directors of the Company to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Stockholders eligible to vote (with holders of ANGI Class A common stock and ANGI Class B common stock voting together as a single class in the case of all proposals) voted as follows:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Thomas R. Evans	4,207,345,903	84,367
Alesia J. Haas	4,207,346,077	84,193
Angela R. Hicks Bowman	4,195,092,444	12,337,826
Joseph Levin	4,194,856,410	12,573,860
Glenn H. Schiffman	4,195,109,190	12,321,080
Mark Stein	4,194,932,368	12,497,902
Christopher Terrill	4,195,165,311	12,264,959
Suzy Welch	4,194,878,644	12,551,626
Gregg Winiarski	4,194,932,368	12,497,902
Yilu Zhao	4,207,345,813	84,457

In addition to the votes cast and withheld for each director nominee described above, there were 11,486,364 broker non-votes with respect to each director nominee.

2.             The Say on Pay Proposal—stockholders approved (on an advisory basis) the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2017. Stockholders eligible to vote voted as follows:

Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
4,207,113,069	228,517	88,684

In addition to the votes cast and abstentions described above, there were 11,486,364 broker non-votes with respect to the Say on Pay Proposal.

3.             Frequency of the Say on Pay Vote Proposal—stockholders approved (on an advisory basis) an advisory vote to approve the compensation paid to the Company’s named executive officers every three (3) years. Stockholders eligible to vote voted as follows:

One (1) Year	Two (2) Years	Three (3) Years	Number of Votes Abstaining
34,010,519	3,327	4,173,309,463	106,961

In addition to the votes cast and abstentions described above, there were 11,486,364 broker non-votes with respect to the Frequency of the Say on Pay Vote Proposal. Based on these results, and consistent with the Company’s recommendation, future stockholder advisory votes on executive compensation will occur every three (3) years. Accordingly, the next stockholder advisory vote on executive compensation is scheduled to be held at the Company’s 2021 Annual Meeting of Stockholders. The next required stockholder advisory vote regarding the frequency interval is scheduled to be held in six (6) years at the Company’s 2024 Annual Meeting of Stockholders.

4.             The Auditor Ratification Proposal — stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
4,218,823,812	13,405	79,417

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI HOMESERVICES INC.

By:	/s/ GLENN H. SCHIFFMAN
Name:	Glenn H. Schiffman
Title:	Chief Financial Officer

Date: June 29, 2018